SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 9, 2004
                                                  -------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10
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             (Exact name of registrant as specified in its charter)


      California                     333-67682                33-0974362
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


            17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 10 ("Series 10") has acquired interests in:

o        FDI-GM 2003, Ltd., a Texas limited partnership; and
o        FDI-PM 2003, Ltd., a Texas limited partnership.

These entities are referred to herein as local limited partnerships.

o        FDI-GM owns the Green Manor Apartments in Hempstead, Texas; and
o        FDI-PM owns the Pine Meadows Apartments in Prairie View, Texas.

         The following tables contain information concerning the local limited partnerships identified herein and their respective properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI-GM        Green Manor   Hempstead    November     $1,798,167   8 1BR Units   $294        $981,517     $844,810
(Green        Apartments    (Waller      2004                      32 2BR Units  $357        RD (3)
Manor)                      County),
              5 buildings   Texas                                                            $200,000
              (2)                                                                            HOME (4)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI-PM        Pine Meadows  Prairie      November     $1,832,483   60 2BR Units  $320        $870,164     $941,200
(Pine         Apartments    View         2004                                                RD (3)
Meadows)                    (Waller
              15 buildings  County),                                                         $250,000
              (2)           Texas                                                            HOME (5)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 10 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 10 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 50 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule.

4. HOME funds will be provided for the second mortgage loan. The term of the loan is 30 years at an annual interest rate of 3% per annum. Principal and interest may be payable monthly from available cash flow based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

5. HOME funds will be provided for the second mortgage loan. The term of the loan is 30 years at an annual interest rate of 1% per annum. Principal and interest may be payable monthly from available cash flow based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

Hempstead (FDI-GM): Hempstead is in Waller County, Texas on US Highway 290, approximately 35 miles northwest of Houston. The population of Hempstead is approximately 11,000. The major employers for Hempstead residents are Prairie View A&M University (education), Lawrence Marshall (auto dealer), and Waller County (government).

Prairie View (FDI-PM): Prairie View is in Waller County, Texas on US Highway 290, approximately 30 miles northwest of Houston. The population of Prairie View is approximately 4,400. The major employers for Prairie View residents are Prairie View A&M University (education), Lawrence Marshall (auto dealer), and Waller County (government).

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 10's CAPITAL
PARTNERSHIP     PARTNERS      MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
FDI-GM          Fieser        Hamilton      $225,077       Series 10:      99.98/.01/.01        $616,588
(Green Manor)   Holdings,     Valley                       Greater of 15%  20/80
                Inc.          Management,                  or $1,160
                              Inc.
                                                           LGP: 70%

                                                           The balance:
                                                           20% to Series
                                                           10 and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
FDI-PM          Fieser        Hamilton      $228,344       Series 10:      99.98/.01/.01        $686,939
(Pine Meadows)  Holdings,     Valley                       Greater of 15%  20/80
                Inc.          Management,                  or $4,300
                              Inc.
                                                           LGP: 70%

                                                           The balance:
                                                           20% to Series
                                                           10 and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. Each local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. Each local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 10, (ii) WNC Housing, L.P., the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 10, and (ii) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

Item 7.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of FDI-GM 2003, LTD.

         99.2 Amended and Restated Agreement of Limited Partnership of FDI-PM 2003, LTD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10

Date: June 29, 2004        By:    WNC &  Associates, Inc.,
                                  General Partner

                                  By:    /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of FDI-GM 2003, LTD.

     99.2 Amended and Restated Agreement of Limited Partnership of FDI-PM 2003, LTD.